Exhibit 10.1

SIXTH AMENDMENT
TO FINANCING AGREEMENT

SIXTH AMENDMENT, dated as of March 27, 2017 (this "Amendment"), to the Financing Agreement, dated as of July 31, 2014, as amended, restated, supplemented or otherwise modified from time to time (as so amended, the "Financing Agreement"), by and among Aurora Diagnostics Holdings, LLC, a Delaware limited liability company (the "Parent"), Aurora Diagnostics, LLC, a Delaware limited liability company (the "Borrower"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as thereinafter defined), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cerberus Business Finance, LLC, a Delaware limited liability company ("Cerberus"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS, the Borrower, the Guarantors, the Agents and the Lenders wish to amend certain terms and provisions of the Financing Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.   Definitions.  All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2.   Amendments.

(a)   New Definitions.  Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

""Sixth Amendment" means the Sixth Amendment to Financing Agreement, dated as of March 27, 2017, among the Borrower, the Guarantors, the Agents and the Required Lenders."

""Sixth Amendment Effective Date" has the meaning specified therefor in Section 4 of the Sixth Amendment."

""University Acquisition" means the acquisition by the Borrower of all of the shares of the stock of University Pathologists, LLC and UP Diagnostics, LLC on terms substantially similar to the terms set forth in the letter of intent, dated as of November 18, 2016, as amended on March 20, 2017, by and among the Borrower and the shareholders of University Pathologists, LLC and UP Diagnostics, LLC."

""University Acquisition Consent Fee" has the meaning specified therefor in Section 2.06(f)."

(b)   Existing Definitions.

(i)The definition of "Applicable Margin" in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

""Applicable Margin" means, as of any date of determination, with respect to the interest rate of (a) any Reference Rate Loan or any portion thereof prior to the Second Amendment Effective Date, 6.00%, and on and after the Second Amendment Effective Date, 6.125%; provided, that (i) on and after April 1, 2017 until the date the Agents and the Lenders receive the audited financial statements of the Parent and its Subsidiaries for the Fiscal Year ended December 31, 2016 required to be delivered pursuant to Section 7.01(a)(iii) such rate shall be 7.125% and (ii) after such delivery pursuant to the preceding clause (a)(i) such rate shall be 6.125%, and (b) any LIBOR Rate Loan or any portion thereof prior to the Second Amendment Effective Date, 7.00%, and on and after the Second Amendment Effective Date, 7.125%, provided, that (i) on and after April 1, 2017 until the date the Agents and the Lenders receive the audited financial statements of the Parent and its Subsidiaries for the Fiscal Year ended December 31, 2016 required to be delivered pursuant to Section 7.01(a)(iii) such rate shall be 8.125% and (ii) after such delivery pursuant to the preceding clause (b)(i) such rate shall be 7.125%."

(ii)The definition of "Permitted Acquisition" in Section 1.01 of the Financing Agreement is hereby amended by replacing the reference in clause (m) therein to "provided, that in the case of the Morristown Acquisition and the Brazos Acquisition, the consent of the Required Lenders shall not be unreasonably withheld" with "provided, that (1) in the case of the Morristown Acquisition and the Brazos Acquisition, the consent of the Required Lenders shall not be unreasonably withheld and (2) the consent of the Required Lenders for purposes of this clause (m) shall be deemed provided by the Required Lenders if the University Acquisition Consent Fee has been paid in immediately available funds pursuant to Section 2.06(f)."

(c)   Section 2.06 (Fees).  Section 2.06 of the Financing Agreement is hereby amended by adding the following new clause (f) to read as follows:

"(f)University Acquisition Consent Fee.  On the Sixth Amendment Effective Date, the Borrower shall pay to the Administrative Agent for the account of the Lenders, in accordance with written agreements among the Agents and the Lenders, a consent fee equal to $225,000 (the "University Acquisition Consent Fee"), which fee shall be earned in full, non-refundable and due and payable on the Sixth Amendment Effective Date."

(d)   Section 7.01(a) (Reporting Requirements).  Section 7.01(a)(iii) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

(i)"(iii)as soon as available, and in any event within 90 days after the end of each Fiscal Year of the Parent and its Subsidiaries (or 150 days in the case of the Fiscal Year ended December 31, 2016), consolidated and consolidating balance sheets, statements of operations and members' equity and statements of cash flows of the Parent and its

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Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) the Projections, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by the Parent and reasonably satisfactory to the Agents (which opinion shall be without (1) a "going concern" or like qualification or exception (other than as a result of the maturity date of any Indebtedness occurring within 12 months of the date of such audit), (2) any qualification or exception as to the scope of such audit, or (3) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7.03);"

3.   Representations and Warranties.  Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a)   Organization, Good Standing, Etc.  Each Loan Party (i) is a corporation, trust, limited liability company or limited partnership duly organized, validly existing and in good standing, if applicable, under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing, if applicable, in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing, if applicable, could reasonably be expected to have a Material Adverse Effect.

(b)   Authorization, Etc.  The execution, delivery and performance by each Loan Party of this Amendment and the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any Material Contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c)   Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment and the Financing Agreement, as amended hereby, other than filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation.

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(d)   Enforceability of Amendment.  This Amendment is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and subject to applicable laws restricting the enforceability against a Governmental Authority of the assignment of Accounts arising under Medicare and Medicaid.

(e)   The representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Sixth Amendment Effective Date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(f)   No Default or Event of Default shall have occurred and be continuing on the Sixth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

4.   Conditions to Effectiveness.  This Amendment shall become effective only upon satisfaction in full (or waiver by the Agents), in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Sixth Amendment Effective Date"):

(a)   The Agents shall have received this Amendment, duly executed by the Loan Parties, each Agent and the Required Lenders.

(b)   The Borrowers shall have paid on, or contemporaneous with the effectiveness of, or before the Sixth Amendment Effective Date all fees, costs, expenses and taxes then payable pursuant to Section 2.06 of the Financing Agreement (including, without limitation, the University Acquisition Consent Fee) and Section 12.04 of the Financing Agreement, which have been invoiced prior to the Sixth Amendment Effective Date.

(c)   No event or development shall have occurred since December 31, 2015 which could reasonably be expected to have a Material Adverse Effect.

(d)   There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or threatened in writing in any court or before any arbitrator or Governmental Authority that, singly or in the aggregate, materially impairs any of the transactions contemplated by the Loan Documents, or that could

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reasonably be expected to have a Material Adverse Effect.

5.   Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Sixth Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Agreement does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

6.   Release.  The Agents and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done prior to the Sixth Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral prior to the Sixth Amendment Effective Date.

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7.   Miscellaneous.

(a)   This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)   Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)   This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)   Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement.  Accordingly, it shall be an Event of Default under the Financing Agreement (i) if any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e)   Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)   Subject to the provisions of Section 12.04 of the Financing Agreement, the Borrower will pay on demand all reasonable and documented out-of-pocket fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents and the Lenders.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

AURORA DIAGNOSTICS, LLC

By:	/s/ Michael C. Grattendick Name: Michael Grattendick Title: Vice President and Controller

GUARANTORS:

AURORA DIAGNOSTICS HOLDINGS, LLC

AURORA DIAGNOSTICS FINANCING, INC.

AURORA GEORGIA, LLC

AURORA GREENSBORO LLC

AURORA LMC, LLC

AURORA MASSACHUSETTS, LLC

AURORA MICHIGAN, LLC

AURORA NEW HAMPSHIRE, LLC

BIOPSY DIAGNOSTICS, LLC

CUNNINGHAM PATHOLOGY, L.L.C.

C R COLLECTIONS, LLC

DERMPATH NEW ENGLAND, LLC

GREENSBORO PATHOLOGY, LLC

HARDMAN PATHOLOGY ADX, LLC

LABORATORY OF DERMATOPATHOLOGY ADX, LLC

PATHOLOGY SOLUTIONS, LLC

SEACOAST PATHOLOGY, INC.

TEXAS PATHOLOGY, LLC

TWIN CITIES DERMATOPATHOLOGY, LLC

By:	/s/ Michael C. Grattendick Name: Michael Grattendick Title: Vice President and Controller

Sixth Amendment to Financing Agreement

BERNHARDT LABORATORIES, INC.

CONSULTANTS IN LABORATORY MEDICINE OF GREATER TOLEDO, INC.

MARK & KAMBOUR HOLDINGS, INC.

MARK & KAMBOUR, LLC
Richard Bernert, LLC
WEST GEORGIA PATHOLOGY, LLC

PATHOLOGY ASSOCIATES OF SEBRING, LLC

By:	/s/ Michael C. Grattendick Name: Michael Grattendick Title: Vice President and Treasurer

THE LMC REVOCABLE TRUST, B.T.

THE WPC REVOCABLE TRUST, B.T

By:	/s/ Michael C. Grattendick Name: Michael Grattendick Title: Trustee

MID-ATLANTIC PATHOLOGY SERVICES, INC.

By:	/s/ Michael C. Grattendick Name: Michael Grattendick Title: Treasurer

Sixth Amendment to Financing Agreement

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Eric F. Miller Name: Eric F. Miller Title Executive Vice President

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LENDERS: CERBERUS ASRS HOLDINGS LLC

By: __/s/ Eric Miller_____________________
Name: Eric Miller
Title: Vice President

CERBERUS LEVERED LOAN OPPORTUNITIES FUND II, L.P.
By: Cerberus Levered Opportunities II GP, LLC
Its: General Partner

By: __/s/ Eric Miller_____________________
Name: Eric Miller
Title: Senior Managing Director

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.
By: Cerberus NJ Credit Opportunities GP, LLC
Its: General Partner

By: __/s/ Eric Miller_____________________
Name: Eric Miller
Title: Senior Managing Director

CERBERUS ICQ LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus ICQ Levered Opportunities GP, LLC
Its: General Partner

By: __/s/ Eric Miller_____________________
Name: Eric Miller
Title: Senior Managing Director

Sixth Amendment to Financing Agreement

CERBERUS ICQ LEVERED LLC

By: __/s/ Eric Miller_____________________
Name: Eric Miller
Title: Vice President

CERBERUS ONSHORE II CLO LLC

By: __/s/ Eric Miller_____________________
Name: Eric Miller
Title: Vice President

CERBERUS ONSHORE LEVERED II LLC

By: __/s/ Eric Miller_____________________
Name: Eric Miller
Title: Vice President

CERBERUS ASRS FUNDING LLC

By: __/s/ Eric Miller_____________________
Name: Eric Miller
Title: Vice President

CERBERUS N-1 FUNDING LLC

By: __/s/ Eric Miller_____________________
Name: Eric Miller
Title: Vice President

CERBERUS KRS LEVERED LLC

By: __/s/ Eric Miller_____________________
Name: Eric Miller
Title: Vice President

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CERBERUS OFFSHORE LEVERED II LP
By: COL II GP Inc.
Its: General Partner

By: __/s/ Eric Miller___________
Name: Eric Miller
Title: Vice President

CERBERUS AUS LEVERED II LP
By: CAL II GP LLC
Its: General Partner

By: __/s/ Eric Miller___________
Name: Eric Miller
Title: Vice President

CERBERUS SWC LEVERED LP
By: Cerberus SL GP LLC
Its: General Partner

By: __/s/ Eric Miller___________
Name: Eric Miller
Title: Vice President

CERBERUS ONSHORE II CLO-2 LLC

By: __/s/ Eric iller___________
Name: Eric Miller
Title: Vice President
CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus KRS Levered Opportunities GP, LLC
Its: General Partner

By: __/s/ Eric Miller___________
Name: Eric Miller
Title: Senior Managing Director

Sixth Amendment to Financing Agreement

CERBERUS OFFSHORE LEVERED LOAN OPPORTUNITIES MASTER FUND II, L.P.
By: Cerberus Levered Opportunities Master Fund II GP, LLC
Its: General Partner

By: __/s/ Eric Miller___________
Name: Eric Miller
Title: Senior Managing Director

CERBERUS AUS LEVERED HOLDINGS LP
By: CAL I GP Holdings LLC
Its: General Partner

By: __/s/ Eric Miller___________
Name: Eric Miller
Title: Senior Managing Director

CERBERUS SWC LEVERED LOAN OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus SWC Levered Opportunities GP, LLC
Its: General Partner

By: __/s/ Eric Miller___________
Name: Eric Miller
Title: Senior Managing Director

CERBERUS LOAN FUNDING XV L.P.
By: Cerberus ICQ GP, LLC
Its: General Partner

By: __/s/ Eric Miller___________
Name: Eric Miller
Title: Senior Managing Director

CERBERUS SWC LEVERED II LLC

By: __/s/ Eric Miller___________
Name: Eric Miller
Title: Vice President

Sixth Amendment to Financing Agreement

Sixth Amendment to Financing Agreement

SHP CAPITAL SOLUTIONS FUND L.P.
By: Sound Harbor GP LLC, its general partner
By: __/s/ Michael Zupon___________ Name: Michael Zupon Title: Managing Director

Sixth Amendment to Financing Agreement

CRESTLINE SPECIALTY LENDING, L.P.
By: Crestline Management, L.P., its Investment Manager By: Crestline Investors, Inc., its General Partner
By:___/s/ John S. Cochran_______ Name: John S. Cochran Title: Vice-President

CRESTLINE FUNDING, L.P.
By: Crestline Management, L.P., its Investment Manager By: Crestline Investors, Inc., its General Partner
By:___/s/ John S. Cochran_______ Name: John S. Cochran Title: Vice-President

Sixth Amendment to Financing Agreement

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED
By: FCO V CLO CM LLC, its collateral manager
By: __/s/ Constantine M. Dakolias____ Name: Constantine M. Dakolias Title: President
FORTRESS CREDIT OPPORTUNITIES III CLO LP
By: FCO III CLO GP LLC, its General Partner
By:__/s/ Constantine M. Dakolias____ Name: Constantine M. Dakolias Title: President
FORTRESS CREDIT BSL LIMITED
By: FC BSL CM LLC, its collateral manager
By: __/s/ Constantine M. Dakolias____ Name: Constantine M. Dakolias Title: President
DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP By: Drawbridge Special Opportunities GP LLC, its general partner By: __/s/ Constantine M. Dakolias____ Name: Constantine M. Dakolias Title: President
FORTRESS CREDIT OPPORTUNITIES VII CLO LP By: FCO VII CLO CM LLC, its collateral manager By: __/s/ Constantine M. Dakolias____ Name: Constantine M. Dakolias Title: President
DBDB FUNDING LLC By: __/s/ Constantine M. Dakolias____ Name: Constantine M. Dakolias Title: President

Sixth Amendment to Financing Agreement

GARRISON FUNDING 2013-2 LTD.
By: Garrison Funding 2013-2 Manager LLC, as Collateral Manager
By: __/s/ Brian Chase ____ Name: Brian Chase Title: Chief Operating Officer

GARRISON MIDDLE MARKET II LP
By: Garrison Middle Market II GP LLC, as Collateral Manager
By: __/s/ Brian Chase ____ Name: Brian Chase Title: Chief Operating Officer
GMMF FUNDING LLC

By: __/s/ Brian Chase ____ Name: Brian Chase Title: Chief Operating Officer